UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2006

Avatar Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-07395	231739078
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Alhambra Circle, Coral Gables, Florida		33134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	1-305-442-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2006 (the "Award Date"), pursuant to and subject to the Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (2005 Restatement) (the "Plan"), the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors of Avatar Holdings Inc. (the "Company") awarded each non-employee director 260 restricted stock units ("RSU's") for service as a director for the term beginning May 25, 2006. The RSU's will vest and be converted into an equivalent number of shares of Common Stock of the Company upon the earlier of the first anniversary of the Award Date or the date immediately preceding the date of the next Annual Meeting of Stockholders of the Company, provided that the non-employee director is a member of the Board of Directors of the Company on such vesting date. The RSU's will vest immediately upon the death or disability of the non-employee director or upon a change in control of the Company. If the non-employee director ceases to be a member of the Board for any other reason, the RSU's will be forfeited.

On the Award Date, the Committee approved an amended form of Non-Employee Director Restricted Stock Unit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The material terms and conditions of director compensation, as revised, are set forth in Exhibit 10.2 to this report and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 25, 2006, the Company issued a press release reporting on its Annual Meeting of Stockholders. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Non-Employee Director Restricted Stock Unit Agreement
10.2 Director Compensation
99.1 Press Release dated May 25, 2006

The information provided in Item 7.01 of this report shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Registrant specifically states that the information in this particular report is incorporated by reference).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.

May 26, 2006	By:	JUANITA I. KERRIGAN

Name: JUANITA I. KERRIGAN
Title: VICE PRESIDENT & SECRETARY

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Form of Non-Employee Director Restricted Stock Unit Agreement
10.2	Director Compensation
99.1	Press Release dated May 25, 2006